EXHIBIT 99.1

4/04/05

The CMRG Story

Undisputed leader within a $6 billion men’s specialty big & tall apparel arena

Dominant player within specialty big & tall space with 65% market share

Increased opportunity to consolidate a fragmented market by focused merchandising initiatives and advanced marketing techniques

Focused growth & profitability for Casual Male Big & tall and Rochester Big & Tall Businesses.

Business Overview

Casual Male Big & Tall and Rochester Clothing are the nation’s largest specialty retailers of big & tall clothing with 522 stores in 44 states and UK

A highly fragmented marketplace combined with rapidly growing big & tall population creates opportunity for store growth to 600-700 stores

CT-11

DE-3

RI-1

MA-13

MD-13

NH-2

NJ-20

VT-1

Rochester

1 London, United Kingdom

Comp Store Trend

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

-2.0%

-4.0%

-6.0%

-5.0%

-1.0%

-5.0%

-2.3%

-1.1%

2.4%

9.2%

4.8%

1.6%

2.0%

Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

2002 2003 2004

Traffic Counts

2.0%

0.0%

-2.0%

-4.0%

-6.0%

-8.0%

-6.5%

-5.0%

-5.0%

-4.0%

1.0%

Q1 Q2 Q3 Q4 Q1

2004 2005

Internet Sales by Month

$1,800,000

$1,600,000

$1,400,000

$1,200,000

$1,000,000

$800,000

$600,000

$400,000

$200,000

$0

2002 2003 2004

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Multi-Channel

Store

100% 80% 60% 40% 20% 0%

2.9%

7.4% online catalog

Catalog

100% 80% 60% 40% 20% 0%

46.6%

18.6% store online

Online

100% 80% 60% 40% 20% 0% store catalog

51.1%

32.1%

Email File Growth Rate Comparison 2003-2005

1,600,000 1,400,000 1,200,000 1,000,000 800,000 600,000 400,000 200,000 -

2005 2004 2003

Feb

March

April

May

June

July

Aug

Sept

Oct

Nov

Dec

Jan

Feb Jan % Change

2005 993,850 1,451,276 +46%

2004 686,100 910,637 +33%

2003 342,619 686,781 +100%

Store Catalog Sales

$10,000,000

$8,000,000

$6,000,000

$4,000,000

$2,000,000

$-$7,053,300

$7,283,100

$7,968,900

$8,814,100

FYE02 FYE03 FYE04 FYE05

Customer Sales by Channel

Retail Only $155.46

Catalog Only $190.61

E-commerce Only $161.74

Retail & Catalog $429.60

Retail & E-commerce $450.19

Catalog & E-commerce $443.78

Retail & Catalog & E-commerce $706.62

Recent Catalog Performance

Demand$ through Catalog Channel $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0

+70% over Plan, +12% over LY

+27% over Plan, +24% over LY

+49% over Plan, +54% over LY

+31% over Plan, +14% over LY

Forecast Plan LY

CM PreSpring Drop 3

CM Spring Drop 1 (excl retail catalogs)

PREMIER Spring Drop 1

CM Spring Drop 2

Rochester Big & Tall Transaction

21 U.S. stores; 1 in London

Total revenue $65.0M

Average sales per store $2.3M vs CM $650,000

Average retail price per item $100 vs CM $30

Average transaction $400 vs CM $75

Average store sq. footage 7,500sq. ft. vs CM 3,500 sq. ft

Audited EBIDTA of $3.3M

Benefits to CMRG

Combined entities give CMRG 65% market share of specialty retail sector

Not a turn around – accretive to earnings in year one

Synergies will increase gross margin, reduce overhead costs (warehouse, administration, insurance, etc.)

Comparable multi-channel opportunities to Casual Male

Internet/catalog over 20% of sales in less than 3 years

Store growth opportunities

Underserved markets

Growth of 5 – 7 stores/yr

International opportunities

Balance Sheet Refinancing

Post- RBT Acquisition and Levi’s and Ecko Sales 3rd Qtr, 2004

Post- RBT Acquisition and Levi Sale

3rd Quarter, 2004 Year-end 2004

Average Debt Annualized Average Average Debt Annualized Average

Balance Interest Rate Balance Interest Rate

5% due 2007 $7.60 $0.38 5.0% $7.60 $0.38 5.0%

9% Mortgage Note $ 10.10 $ 0.91 9.0% $ 10.10 $ 0.91 9.0%

Credit Facility $ 35.80 $ 1.58 4.4% $ 20.00 $ 0.88 4.4%

Term Loan $ - $ - $ 7.50 $ 0.56 7.5%

New Sr. Sub. Convert. $ 100.00 $ 5.00 5.0% $ 100.00 $ 5.00 5.0%

$ 153.50 $ 7.86 5.1% $ 145.20 $ 7.73 5.3%

Forward - Looking Statement

Any remarks that we make today about future expectations, plans and prospects for Casual Male Retail Group, Inc. which are not historical facts, are forward-looking statements that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause the Company’s actual results to differ from those contained in the forward-looking statements, please read the section entitled “Forward-Looking Statements” in the Company’s most recent Form 10-K and Form 10-Q and the Form 8-K filed on April 14, 2004 with the Securities and Exchange Commission.

Casual Male Retail Group 555 Turnpike Street Canton, MA 02021 (781) 828-9300 x 2004 clinsky@cmal.com